M ay 1 0 , 2 0 2 1 Tr a n s f o r m i n g t h e m a n a g e m e n t o f d e r m a t o l o g i c c a n c e r s a n d o t h e r d e r m a t o l o g i c d i s e a s e s w i t h h i g h u n m e t n e e d

D I S C L A I M E RS F O R W A R D - L O O K I N G S T A T E M E N T S The information in this press release contains forward-looking statements and information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. These forward-looking statements include, but are not limited to, statements concerning the effects of the COVID-19 pandemic on our business and our efforts to address its impact on our business, statements concerning the estimated size of our total addressable market or our existing and pipeline products, the impact, accuracy and effectiveness of our tests, including DecisionDx-Melanoma, DecisionDx-SCC and DecisionDx DiffDx- Melanoma, on physicians, patients and their treatment plans, our prospects and plans and the objectives of management and statements concerning the expectation that Castle will complete the acquisition of Myriad myPath Laboratory and the expected timing of the consummation of the transaction, Castle's ability to integrate the myPath Melanoma test into its commercial offerings and deliver the most comprehensive molecular testing offering for difficult-to-diagnose melanocytic lesions. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those in the forward-looking statements, including, without limitation, the effects of the COVID-19 pandemic on our business and our efforts to address its impact on our business, subsequent study results and findings that contradict earlier study results and findings, our tests', including DecisionDx-Melanoma, DecisionDx-SCC and DecisionDx DiffDx-Melanoma, ability to provide the aforementioned benefits to patients, the conditions to closing the myPath Melanoma acquisition may not be satisfied and the transaction may be delayed or not close at all, and the risks set forth in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, and in our other filings with the SEC. The forward-looking statements are applicable only as of the date on which they are made, and we do not assume any obligation to update any forward-looking statements, except as may be required by law. 2

LEADING DERMATOLOGIC DIAGNOSTICS COMPANY

TRANSFORMING THE MANAGEMENT OF SKIN CANCER AND OTHER DERMATOLOGIC DISEASES WITH HIGH UNMET CLINICAL NEED



SUITE OF DERMATOLOGIC PROGNOSTIC AND DIAGNOSTIC TESTS

EXPANSIVE BODY OF EVIDENCE





STRONG FINANCIAL POSITION

ROBUST PIPELINE





CULTURE OF INNOVATION

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CASTLE BIOSCIENCES

F I N A N C I A L S U M M A RY 1 Q 2 0 2 1 1Q21 1Q20 Revenue $22.8M $17.4M Adj. Revenue 1 $17.5M $14.3 Total GEP test reports 2 5,142 4,935 Total Derm test reports 2 4,805 4,574 Operating Cash Flow $(3.6)M $(0.3)M Adj. Operating Cash Flow 1 $(5.5)M $(0.3)M Gross Margin 87% 86% Adj. Gross Margin 1 83% 83% Cash & Cash Equivalents 3 $407M $99M 1See Non-GAAP reconciliations at the end of this presentation. 2Castle had two commercially available GEP tests in 2019. 3 As of 3/31/2021 4

Castle Signs Definitive Agreement to Acquire myPath® Melanoma Laboratory

Castle expects to make available the most comprehensive molecular testing offering for difficult-to-diagnose melanocytic lesions

myPath Laboratory is a CLIA-certified laboratory in Salt Lake City, where the myPath Melanoma 23-gene expression profile (GEP) test is currently offered

Designed to be used as an adjunct to histopathology when the distinction between a benign nevus and a malignant melanoma cannot be made confidently by histopathology alone

With the acquisition, Castle strategically expands its suite of genomic tests for skin cancer

myPath Melanoma and DIffDx-Melanoma are included in NCCN guidelines

myPath Melanoma is currently covered under a MolDX Local Coverage Determination policy through Noridian

Through this acquisition, which is subject to customary closing conditions and is expected to close in late May 2021, Castle believes more patients will receive actionable results more of the time, enabling a more confident diagnosis and clearer treatment path.

5

CASTLE BIOSCIENCES

EXPANDING CASTLE'S GENOMIC TESTS TO NON-SKIN CANCER MEDICAL DERMATOLOGY

Innovative pipeline test for predicting systemic therapy response

Psoriasis

Atopic Dermatitis

Related Conditions

	Psoriasis	Atopic Dermatitis
Gender	49% Female	53% Female
Age at Diagnosis (average)	Early fifties	Mid thirties
Severity	~30% moderate to severe	>50% moderate to severe

Factors Defining Success

Committed to dermatology and informing clinical management decisions

Robust development pipeline and proven track record of AI informed GEP algorithms

Steering committee with world-class KOLs

Large study investment for development and validation

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CASTLE BIOSCIENCES

PATIENT JOURNEY FOR PSORIASIS, ATOPIC DERMATITIS AND RELATED CONDITIONS

Expands our reach into non-skin cancer, medical dermatologic diseases

1. Patient ***presents*** with skin signs and symptoms to PCP or dermatologist
2. Clinical ***diagnosis*** of psoriasis, atopic dermatitis or related condition is made
3. Typically, ***topical treatment*** is initiated, while some proceed directly to systemic therapy based on disease severity
4. Depending on initial treatment efficacy or disease severity, ***systemic treatment*** is considered

   Clinician orders innovative test to support decision making
5. Management plan determined, based on individual ***biological profile***
6. Patient achieves faster treatment response time resulting in improved patient outcomes and ***QoL***

   Personalized therapy guidance leads to reduced medication switches and health care savings

7

CASTLE BIOSCIENCES

PROBLEM: THE UNMET NEED IN MODERATE TO SEVERE PSORIASIS AND ATOPIC DERMATITIS

COMMON SKIN DISEASES WITH SIGNIFICANT PATIENT IMPACTS AND COSTS TO HEALTH CARE SYSTEM

Psoriasis (PSO) and Atopic Dermatitis (AD) are among the most frequently seen skin rashes, and their diagnosis is most often made clinically by the treating clinician.

Treatments are significantly different for PSO and AD. Previously, treatments for AD were inexpensive (e.g., topical steroids), but are now costly (e.g., Dupixent for ~$38k/year). Costly therapies for moderate/severe psoriasis are common (e.g., Humira for ~$68k/year).

Cutaneous T Cell Lymphoma (CTCL) can mimic clinical presentation of AD and PSO. A subset of patients with PSO (approximately 20-30% of affected individuals) will go on to develop psoriatic arthritis, which can produce irreversible joint damage and significant patient morbidity.

Systemic therapy guidance tools have the potential to streamline therapeutic interventions for patients and avoid ineffective, expensive medication courses.

8

CASTLE BIOSCIENCES

ESTIMATED ~$5.5B U.S. TOTAL ADDRESSABLE MARKET[1]

In market and pipeline tests, leveraging established dermatologic sales channels

Indication/ Test outcome	Trade Name	Reimbursement Status	Peer-Reviewed Publications	Primary Customers	Initial Launch Targets	Initial addressable market, patients[2]	Estimated U.S. TAM
Cutaneous melanoma/ Risk of metastasis	DecisionDx MELANOMA	MCR, MCRA Commercial – in process	30	Derms (including Mohs), Surgeons	—	*~130k patients* classified as Stage I, II or III	~$540M
Cutaneous squamous cell carcinoma/ Risk of metastasis	DecisionDx-SCC	Expected draft LCD in 2021	4	Derms (including Mohs)	~4,365 current customers[3]	*~200k* w/ high-risk features	~$820M
Suspicious pigmented lesions/ Melanoma status	DecisionDx DiffDx-Melanoma	Expected draft LCD in 2021	2	Dermpaths, Derms	~1,740 current dermpath customers[4]	*~300k patients* w/indeterminant biopsy	~$600M
Pipeline Tests (including psoriasis/AD)	Target launches anticipated by the end of 2025	N/A	N/A	Expected to utilize existing dermatologic sales channels	To be announced	To be announced	~$3.6B

[1]U.S. TAM = Total addressable market based on estimated patient population assuming average reimbursement rate among all payors.
[2] Annual U.S. incidence for Stage I, II o r III melanoma estimated at 130,000; Annual U.S. incidence for squamous cell carcinoma estimated at 1,000,000 with addressable market limited to carcinomas with one or more high risk features; Annual U.S. incidence for suspicious pigmented lesion biopsies estimated at 2,000,000 with addressable market limited to the 15% with an indeterminant biopsy.
[3]Clinicians who ordered DecisionDx-Melanoma in last twelve months (as of 3/31/2020)
[4]Pathologists who provided clinical specimens for DecisionDx-Melanoma in last twelve months (as of 3/31/2020)
-MCR = Medicare. MCRA = Medicare Advantage; current customer estimates based on last twelve months.

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CASTLE BIOSCIENCES

CASTLE'S LONG-TERM REVENUE GROWTH POTENTIAL

2021	2022	2025
		Pipeline Expansion (Expected launches ~2025)
	DecisionDx-SCC DecisionDx DiffDx-Melanoma (Potential LCDs effective in 2022)	DecisionDx-SCC DecisionDx DiffDx-Melanoma
DecisionDx MELANOMA (Expanded LCD effective Dec 2020)	DecisionDx MELANOMA	DecisionDx MELANOMA
CUTANEOUS MELANOMA	SQUAMOUS CELL CARCINOMA CUTANEOUS MELANOMA	ADDITIONAL TESTS FOR DERMATOLOGIC DISEASES

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CASTLE BIOSCIENCES

T H E C A S T L E A P P R O A C H CAP-accredited, CLIA- certified commercial labs Identify dermatologic diseases with high unmet medical need, where genomic information has the potential to improve management decisions Suite of skin cancer tests designed to provide clinicians with precise, personalized information, enabling more accurate treatment plan decisions Leveraging artificial intelligence, tests are designed to provide actionable information based on tumor gene expression patterns Test results inform management decisions within nationally accepted treatment guidelines 11

Informing clinical decision making for patients with invasive melanoma

DECISIONDX-MELANOMA: AFTER DIAGNOSIS OF CANCER



Patient *presents* with mole to PCP or dermatologist



Physician may ***order biopsy***



Biopsy ***results received***:
- Positive for melanoma
- Negative
- Uncertain malignant potential

If melanoma, clinician orders DecisionDx MELANOMA to answer **SLNB** and/or **management questions:**
- Is the risk of SLN-positivity high enough to warrant referral for the SLNB surgery?
- What is the individual risk of recurrence?



Physician may ***order SLNB***, if warranted per clinicopathological features and DecisionDx MELANOMA



CASTLE
DecisionDx
Class 1A



Management ***plan determined, based on personalized risk***

CASTLE BIOSCIENCES

13

DECISIONDX-MELANOMA: AFTER DIAGNOSIS FOR MORE ACCURATE RISK ASSESSMENTS

Stage I – III melanoma diagnosis

DecisionDx MELANOMA

CM tumor tissue

RNA isolation

RT-PCR: cDNA generation and amplification, RT-PCR



qPCR: open array card, 31-gene expression profile

GEP analysis with a proprietary algorithm to predict class

Class 1A

Lowest risk of recurrence and/or metastasis within 5 years

Class 1B/2A

Increased risk of recurrence and/or metastasis within 5 years

Class 2B

Highest risk of recurrence and/or metastasis within 5 years

Gerami et al. *Clin Cancer Res* 2015; Gerami et al. *JAAD* 2015; Zager et al. *BMC Cancer* 2018; Gastman et al. *JAAD* 2019

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CASTLE BIOSCIENCES

INTEGRATED TEST RESULT

i31-GEP utilizes artificial intelligence designed to provide a more precise prediction of SLN positivity risk

CASTLE BIOSCIENCES | DecisionDx-MELANOMA

Castle ID: Page 1 of 2

FINAL REPORT

Patient:	**Tumor Site:**
Sex: Female	**Specimen ID:**
DOB:	**Collected:**
Client:	**Received:**
Clinician:	**Reported:**

DecisionDx-Melanoma Result

Class 1A	Class 1A is associated with the lowest risk of recurrence/metastasis within 5 years See page 2 of this report for data pertaining to likelihood of SLNB positivity

The DecisionDx®-Melanoma molecular test for cutaneous melanoma is a proprietary gene expression (GEP) assay offered solely by Castle Biosciences, Inc. The test uses RT-PCR to determine the expression of a panel of 31 genes (28 discriminant and 3 control) in primary tumor tissue.[1]

CLINICAL INFORMATION: 5 YEAR OUTCOMES

The test's performance characteristics as reported in multi-center retrospective clinical validation studies[1-6] are consistent with those reported in four prospective clinical studies.[7-11, 14] Data in this report have not been validated in patients with clinical features different fromthose included in these studies. DecisionDx-Melanoma is an independent predictor of metastatic risk in multivariable analyses including Breslow thickness, ulceration, mitotic rate, age, SLN status and AJCC stage.

AJCC Stage Information[12]		DecisionDx-Melanoma Class Result by Stage			
Clinical Stage	5-year MSS by AJCC Stage	31-GEP Class	5-yr Melanoma Specific Survival (MSS)	5-yr Distant Metastasis free Survival (DMFS)	5-yr Recurrence Free Survival (RFS)
Stage I	98%	1A 1B/2A 2B	>99% 98% 91%	98% 90% 86%	98% 88% 76%
Stage II	90%	1A 1B/2A 2B	98% 91% 85%	89% 82% 60%	73% 72% 45%
Stage III	77%	1A 1B/2A 2B	94% 85% 62%	68% 68% 42%	58% 53% 33%

For additional information regarding the data table above, please visit www.castletestinfo.com/decisiondx-melanoma

CAP ACCREDITED

Castle Biosciences, Inc. | Lab Director

Castle Biosciences, Inc., CLIA# 03D2096304 — 3737 N. 7th Street, Suite 160, Phoenix, AZ 85014 — Tel: 866-788-9007 Fax: 866-329-2224

CASTLE BIOSCIENCES | DecisionDx-MELANOMA

Castle ID: Page 2 of 2

Integrated 31-GEP (i31-GEP): PERSONALIZED RISK OF SENTINEL LYMPH NODE POSITIVITY

The likelihood of sentinel lymph node (SLN) positivity is reported using the i31-GEP algorithm which was derived from an artificial intelligence based neural network. This algorithm integrates the 31-GEP Score with traditional clinical and pathologic features.[14] The i31-GEP was developed in a previously described cohort of 1398 patients[6] and validated in an independent multicenter clinical cohort of 1674 consecutively tested patients with primary cutaneous melanoma (T1-T4). Within the development and validation population, the SLNB-assessed positivity rate ranged between 12-14% which is aligned with published overall positivity rates of approximately 12%. SLN positivity rates may guide sentinel lymph node biopsy (SLNB) discussions. Typically, SLNB is recommended for patients with risk of positivity greater than 10%. For those with risk between 5% and 10%, SLNB is sometimes considered. For those with risk less than 5%, SLNB is generally not recommended.[13] The following variables were evaluated during algorithm development: 31-GEP Score, Breslow thickness, ulceration status, mitotic rate, age, regression, micro-staging (positive deep margins), histological subtype, TILS, LVI, tumor location and sex. However, only those shown to be significant contributors to the algorithm are reflected in the table below. For additional information about the i31-GEP algorithm, visit www.castletestinfo.com/decisiondx-melanoma.The 31-GEP Score shown below generates the Class result by applying the following cut points: Class 1A (0-0.41), Class 1B/2A(>0.41- <0.59) and Class 2B (0.59-1).

Patient-Specific Factors:	Class 1A	Likelihood of SLNB positivity (i31-GEP)	SLNB positivity estimates using histopathologic factors alone:
31-GEP Score	0.12	2.9%	Breslow thickness of <0.8mm without ulceration or other adverse features* has an estimated likelihood of SLNB positivity of **<5%**
Breslow Thickness (mm)	1.1		Breslow thickness of ≥0.8 - 1.0mm with or without ulceration or Breslow's thickness <0.8mm with ulceration and/or other adverse features* has an estimated likelihood of SLNB positivity of **5 – 10%**
Ulceration Status	present		
Mitotic Rate (/mm²)	1		Breslow thickness of >1.0mm with or without ulceration has an estimated likelihood of SLNB positivity of **>10%**
Age (years)	68		

*Adverse features can include uncertainty about the adequacy of micro-staging (positive deep margin), mitotic index ≥2/mm2 (particularly in the setting of young age), lymphovascular invasion, or a combination of theseTactors.[13]

ABOUT THE TEST

The twenty-eight discriminating genes in this profile are: BAP1 (two gene loci), MGP, SPP1, CXCL14, CLCA2, S100A8, BTG1, SAP130, ARG1, KRT6B, GJA1, ID2, EIF1B, S100A9, CRABP2, KRT14, ROBO1, RBM23, TACSTD2, DSC1, SPRR1B,TRIM29, AQP3, TYRP1, PPL, LTA4H and CST6. The three control genes are: FXR1, YKT6 and HNRNPL.

REFERENCE LIST

[1]Gerami P, et al. Clin Cancer Res 2015; 21(1):175-183; [2]Gerami P, et al. J Am Acad Dermatol 2015; 72:780-785.e3; [3]Zager J, et al. BMC Cancer 2018; 18:130; [4]Gastman B, et al. J Am Acad Dermatol 2019; 80(1): 149-157.e4; [5]Prado G, et al. Fall Clinical Derm NP/PA meeting abstract: 2019; [6]Vetto J, et al. Future Oncol 2019; 15(11):1207-1217; [7]Hsueh E, et al. J Hematol Oncol 2017; 10(152); [8]Greenhaw B, et al. Dermatol Surg 2018; 44(12):1494-1500; [9]Keller J, et al. Cancer Med 2019; 8(5):2205-2212; [10]Podlipnik S, et al. J Eur Acad Dermatol Venereol 2019; 33:857-861; [11]Greenhaw BN, et al. J Am Acad Dermatol 2020; Sep;83(3):745-753; [12]Gershenwald JE, et al.CA: a cancer journal for clinicians 2017; 67:472-492; [13]NCCN Clinical Practice Guidelines in Oncology, v1.2021; [14]Castle Biosciences, Inc. DATA ON FILE

Castle Biosciences, Inc., CLIA# 03D2096304 — 3737 N. 7th Street, Suite 160, Phoenix, AZ 85014 — Tel: 866-788-9007 Fax: 866-329-2224

The new Integrated Test Result incorporates traditional clinicopathologic factors with the DecisionDx-Melanoma continuous score designed to provide a precise, personalized likelihood of sentinel lymph node positivity

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CASTLE BIOSCIENCES

AFTER DIAGNOSIS, TWO CLINICAL QUESTIONS HELP GUIDE MELANOMA MANAGEMENT

CHOOSING RISK-APPROPRIATE LEVEL OF MANAGEMENT IS KEY

Cutaneous melanoma diagnosis

Is the risk of SLN-positivity high enough to warrant referral for the SLNB surgery?

Traditionally estimated with tumor thickness and age

Potential Sentinel lymph node biopsy surgical procedure

What is the individual **risk of recurrence?**

Traditionally estimated with tumor thickness, ulceration and SLN status

Lower Risk

Higher Risk

SLN = sentinel lymph node; SLNB = sentinel lymph node biopsy. Source: NCCN Guidelines for Cutaneous Melanoma v3.2020

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CASTLE BIOSCIENCES

DECISIONDX-MELANOMA INFORMS BOTH RISK ASSESSMENTS, NOW WITH i31-GEP TO PREDICT SLN POSITIVITY RISK

NEW i31-GEP algorithm
Risk of ***existing metastasis to SLN***

For SLNB eligible patients with:

- T1a with adverse features
- T1b-T4

i31-GEP algorithm integrates test score with clinicopathologic factors for precise and personalized risk

31-GEP continuous score
+
Breslow Thickness
Ulceration
Mitotic rate
Age

DecisionDx-Melanoma informs ***use of SLNB***

Risk of ***recurrence***

For patients with:

- T ≥0.3 mm

Class 1A: lowest risk

Class 1B/2A: increased risk

Class 2B: highest risk

DecisionDx-Melanoma ***informs management*** (clinical follow-up, referrals, imaging, adjuvant therapy)

17

Vetto et al. Future Oncol 2019; Marks et al SKIN J Cutaneous Med 2019

CASTLE BIOSCIENCES

DECISIONDX-MELANOMA
STRATIFIES RISK OF POSITIVE SLN TO INFORM DISCUSSIONS

Objective: right treatment, right patient, right time

SLNB: risky, poor prognostic tool

- 88% SLNB recipients negative
- Anesthesia risks, surgical complications: 11% [1]
- False negative: 5% - 21%[3]
- No survival benefit, low sensitivity:
  - 2/3 of melanoma deaths were SLN-negative [2]

LIMITATIONS OF CURRENT STAGING TO INFORM SLNB SURGERY


12%
11%
18%
$20-24k
SLNB Positivity
Average Complication Rate
Median Regional False Negative Rate
Average Reimbursed Cost

Text sources:
[1]Systematic review of 21 articles representing 9,047 patients (Moody *Eur J Sur Onc* 2016); [2]Morton *NEJM* 2014; [3]False negative rate definition limited to metastasis to the regional lymphatics, not to distant metastasis or death. Median false negative rate = 17.6%; [3]Sondak & Zager *Ann Surg Oncol* 2010

Graph sources:
- SLN = sentinel lymph node; SLNB = sentinel lymph node biopsy. MCR=Medicare Cost Report.
- Source: AJCC v7 *J Clin Oncol* 2009; SEER data release 2017; Morton et al. *N Engl J Med* 2014; Whiteman et al. *J Invest Dermatol* 2015; Shaikh et al. *J Natl Cancer Inst* 2016; Poklepovic and Carvajal. *Oncology* 2018; Sondak and Zager. *Ann Surg Oncol* 2010. Moody et al. *Euro Jrnl Surg Onc* 2017.

18

CASTLE BIOSCIENCES

S O LU T I O N 1 : D E C I S I O N D X - M E L A N O M A I N F O R M S S L N B S U R G E RY D I S C U S S I O N S I N T 1 a – T 4 M E L A N O M A S I31-GEP is designed to take patients from population-based risk to more precise, personalized risk to guide SLNB discussions DecisionDx-Melanoma could result in 74% fewer SLNB surgeries, potentially saving U.S. healthcare system $250M1,3 1Vetto et al. Future Oncol 2019. 2Hsueh et al. Poster discussion abstract, ASCO 2019. 3Clearview health economic model, data on file. T1-T2 tumors are ≤2.0mm thick (“Breslow’s” thickness or depth). MSS = melanoma specific survival. OS = overall survival. DMFS = distant metastasis free survival. RFS = recurrence free survival. n/r = not reported. Outcomes confirmed in prospective, multi-center study2 19

PROBLEM 2: UNDER-MANAGEMENT EVIDENT IN MELANOMA

CURRENT RISK ASSESSMENTS MISS PATIENTS WITH AGGRESSIVE TUMOR BIOLOGY

Early detection, lower tumor burden associated with better therapy responses, survival outcomes[1-5]

Appropriate surveillance, including imaging of high-risk patients, is critical[1-5]

AJCC clinicopathologic factors are helpful clinically, but majority of deaths occur in patients diagnosed with early-stage disease[6-8]


DEATHS FROM MELANOMA
66%
34%
"Low-risk" patients
"High-risk" patients

Prognostic accuracy must improve to determine the most appropriate melanoma management strategy for each patient

Text sources:[1]Poklepovic and Carvajal. *ONCOLOGY* 2018; [2]Ribas et al. *JAMA* 2016; [3]Schadendorf et al. *Eur J Can* 2017; [4]Robert et al. *J Clin Oncol* 2017; [5]Joseph et al. *Clin Cancer Res* 2018; [6]SEER data release 2017; [7]Whiteman et al. *J Invest Dermatol* 2015; [8]Shaikh et al. *J Natl Cancer Inst* 2016

Graph sources: AJCC v7 *J Clin Oncol* 2009; SEER data release 2017; Morton et al. *N Engl J Med* 2014; Whiteman et al. *J Invest Dermatol* 2015; Shaikh et al. *J Natl Cancer Inst* 2016; Poklepovic and Carvajal. *Oncology* 2018; Sondak and Zager. *Ann Surg Oncol* 2010. Moody et al. *Euro Jrnl Surg Onc* 2017.

20

CASTLE BIOSCIENCES

0 1 2 3 4 5 6 7 8 9 10 Archival, Multi-center1 Disease-Free Survival Stage I-II AJCC high risk DecisionDx-Melanoma Class 2 0 5 10 15 20 25 30 Prospective, Multi-center4 Recurrence-Free Survival Stage I-II 0 1 2 3 4 5 6 7 8 9 10 Archival, Multi-center2 Melanoma Specific Survival Stage I-III 0 1 2 3 4 5 6 7 8 9 10 Prospective, Multi-center3 Recurrence-Free Survival Stage I-III H a za rd R a ti o ( m u lt iv a ri a te )* H a za rd R a ti o ( m u lt iv a ri a te )* ** ** ** ** ** ** ** ** ** ** S O LU T I O N 2 : D E C I S I O N D X - M E L A N O M A I S A S I G N I F I C A N T, I N D E P E N D E N T P R E D I C TO R O F O U TC O M E S *Hazard ratio is continuous for thickness, categorical for other endpoints; **Statistically significant Data shown are from the first and most recent publications for archival and prospective studies 1Gerami et al. Clin Cancer Res 2015. 2Gastman et al. Jrnl Amer Acad Dermatol 2019. 3Hsueh et al. Jrnl Hematol Oncol 2017. 4Podlipnik et al. Jrnl Eur Asso Veneral and Derm 2019. AJCC high risk Age DecisionDx-Melanoma Class 2 Thickness Mitotic rate Ulceration SLN+ DecisionDx-Melanoma Class 2 Thickness Mitotic rate Ulceration SLN+ DecisionDx-Melanoma Class 2 21

DECISIONDX-MELANOMA FURTHER STRATIFIES RISK OF RECURRENCE BEYOND AJCC (8TH Ed.) STAGING



STAGE
I
II
III
Melanoma-Specific Survival (MSS) (%)
100%
90%
80%
70%
60%
98%
99.6%
≈AJCC IA
89.5%
≈AJCC IIIA
90%
>99%
≈AJCC IA
84.7%
≈AJCC IIIB
77%
94.8%
≈AJCC IIA
61.2%
≈AJCC IIIC+

NCCN Risk Category

Low Risk
Stage I-IIA

High Risk
Stage IIB-III

- **AJCC MSS**
- **Castle Class 1A MSS**
- **Castle Class 2B MSS**

Prado et al. *SKIN J Cutan Med* 2018:suppl 2. n=690

22

SOLUTION 2: DECISIONDX-MELANOMA CHANGED MANAGEMENT FOR 50% OF PATIENTS

4 consecutive clinical impact studies:
47-53% change in ***risk-of-recurrence-based management***

Changes in patient management include:

- Imaging and labs
- Sentinel lymph node biopsy guidance
- Clinical visit frequency
- Referrals

Study	Design	# of Patients	% Change in Management
Berger[1]	Prospectively tested cohort, multi-center. Retrospective pre-test / post-test management.	156	**53%**
Dillon[2]	Prospective, multi-center: pre-test / post-test management	247	**49%**
Farberg[3]	169 physician impact study: patient vignettes with pre-test / post-test management	n/a	**47-50%**
Schuitevoerder[4]	Prospectively tested cohort, single center. Retrospective pre-test / post-test management; modeling of prospective cohort	91	**52%**

[1]Berger, et al. 2016 Curr Med Res Opin; [2]Dillon et al. 2018 Skin; [3]Farberg et al. 2017 Jrnl Drugs Derm; [4]Schuitevoerder, et al. 2018 Jrnl Drugs Derm.

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CASTLE BIOSCIENCES

DECISIONDX-MELANOMA: WELL-STUDIED, INFORMS CANCER MANAGEMENT DECISIONS

>5,700

Patients included in studies including ***independent validation***

30

Peer-reviewed, published studies including ***2 meta-analyses***

~74,000

Patients with a ***DecisionDx-Melanoma*** order from more than ***7,700 clinicians***

1A

Level 1A evidence*

50%

Demonstrated change in management for 1 of 2 patients tested

Medicare+

Covered by Medicare and multiple private insurers with an ***industry-leading*** patient assistance program

*ACCORDING TO SORT SYSTEM, USED BY AAD

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CASTLE BIOSCIENCES

Identifying the risk of metastasis in patients with cutaneous squamous cell carcinoma with one or more risk factors

PATIENT JOURNEY: WHERE DECISIONDX-SCC FITS



Lesion suspicious for skin cancer **discovered** by patient or PCP



Diagnosis of SCC with≥1 risk factor



Test results **received** for DecisionDx-SCC

Patient **referred** to a dermatologist who performs a skin exam

History and physical
- Complete skin exam
- Regional lymph node exam

Skin biopsy



Order **placed** for DecisionDx-SCC



Treatment plan defined
- Curettage and electrodesiccation
- Standard excision
- Excision with wide margins
- Mohs



26

PROBLEM: THE UNMET NEED IN HIGH-RISK SCC PATIENTS:

WHO IS REALLY AT LOW RISK OR HIGH RISK FOR METASTASIS?

Deaths from SCC are now estimated to ***exceed those from melanoma.***

~20% of SCC patients (200,000 annually) have ***one or more clinical*** or ***pathological risk factors***, and a subset will ***develop metastasis***.
They suffer the majority of SCC mortality.
These factors alone are often not specific enough to determine risk-appropriate treatment and further management.

SCC treatment plans are guided by risk of metastasis.
Risk-appropriate SCC management is ***currently limited by classification systems*** (NCCN, BWH, AJCC)
with ***low positive predictive value*** (PPV).

27

NCCN=National Comprehensive Cancer Network; BWH = Brigham and Women's Hospital;
AJCC = American Joint Committee on Cancer

CASTLE BIOSCIENCES

DESIGNED TO PREDICT INDIVIDUAL METASTATIC RISK TO INFORM RISK-APPROPRIATE MANAGEMENT

DecisionDx-SCC

For ***high-risk*** SCC patients with one or more risk factors

200,000 high-risk patients annually;

$820M U.S TAM[1]

Validated in ***420-patient cohort*** of high-risk SCC from 33 U.S. centers

4 ***peer-reviewed publications*** to date;

Over ***1,400 patients*** enrolled in studies to date from ***92 centers***

Utilizing ***existing sales channels:*** dermatologists (including Mohs surgeons)

Incorporation of DecisionDx-SCC with traditional risk factors can ***improve patient classification*** compared to traditional risk factors alone

28

[1] based on Castle estimates

CASTLE BIOSCIENCES

WORKFLOW FOR DECISIONDX-SCC: PROCESS IDENTICAL TO DECISIONDX-MELANOMA

Patient diagnosed with SCC and one or more risk factors

SCC tumor tissue

RNA isolation

RT-PCR: cDNA generation and amplification



qPCR: open array card
34 discriminant gene targets and 6 control genes

Analysis of GEP with a proprietary algorithm to determine Class and metastatic risk

	Treatment plans may include	Follow-up plans may include
Class 1 low metastatic risk (~50% of results)a	• Surgery, if feasible • Clinical nodal exam	• Clinical follow-up: 1-2x per year • Clinical nodal exam
Class 2A moderate metastatic risk (~40% of results)	• Surgery, if feasible • Consider nodal imaging / staging • Consider oncology referral	• Clinical follow-up: 2-4x per year for 3 years • Baseline and annual nodal US/CT for 2 years
Class 2B high metastatic risk (<10% of results)	• Surgery, if feasible • Nodal imaging / staging • Consultation: radiation oncology • Consultation: medical oncology	• Clinical follow-up: 4-12x per year for 3 years • Baseline and 4x per year nodal US/CT for 2 years

DecisionDx-SCC results can inform management decisions within established guidelines

29

Wysong et al. *JAAD* 2020; Data on file, Castle Biosciences
NCCN Guidelines for Squamous Cell Skin Cancer v1.2020, Likhacheva et al. *Pract Radiat Oncol* 2020, Farberg et al. *CMRO* 2020, Litchman et al. CMRO 2020, Teplitz et al. JDD 2019, Alam et al. *JAAD* 2018

CASTLE BIOSCIENCES

DECISIONDX-SCC IS VALIDATED TO PREDICT METASTATIC RISK FOR INDIVIDUAL SCC PATIENTS WITH ONE OR MORE RISK FACTORS



Kaplan-Meier Estimated MFS
Metastasis-free survival (MFS)
100 %
80 %
60 %
40 %
20 %
0 %
n = 420
p < 0.0001
0
1
2
3
4
5
Years

Class 1 – Low Biological Risk

Less than half the general study population risk

Class 2A – Moderate Biological Risk

Similar to the strongest traditional factors

Class 2B – High Biological Risk

≥50% risk of metastasis

30

Wysong et al. *JAAD* 2020; Ibrahim et al. submitted; Data on file, Castle Biosciences.

CLASS 2A AND CLASS 2B ARE INDEPENDENT PREDICTORS OF METASTASIS


Univariate Analysis
Immunosuppression
Tumor diameter (per cm)
Perineural invasion
Deep invasion
Poor differentiation
Class 2A
Class 2B
1.5 (ns)
1.2 (p<0.001)
3.3 (p<0.001)
3.1 (p<0.001)
3.9 (p<0.001)
3.2 (p<0.001)
11.6 (p<0.001)
0
5
10
Hazard Ratio (HR)


Multivariate Analysis
NA
1.1 (ns)
1.2 (ns)
2.1 (p<0.001)
2.3 (p<0.001)
2.3 (p<0.001)
6.9 (p<0.001)
0
5
Hazard Ratio (HR)

What is the impact of DecisionDx-SCC?

An SCC with deep invasion is ***2.1x more likely*** to ***metastasize*** than without.

Adding a Class 2A results shifts that to ***4.8x more likely*** to ***metastasize.***

Adding a Class 2B result shifts that to ***14.5x more likely*** to ***metastasize.***

31

Deep invasion: beyond subcutaneous fat, depth >6mm, or Clark level V.
Wysong et al. *JAAD* 2020; Ibrahim et al. submitted; Data on file, Castle Biosciences.

CASTLE BIOSCIENCES

A highly accurate and objective test for melanocytic lesions of unknown malignant potential

DERMATOPATHOLOGISTS AND DERMATOLOGISTS WORK TOGETHER TO DIAGNOSE MELANOMA



Patient ***presents with mole*** to PCP or dermatologist

Physician may order ***biopsy***




CASTLE
DecisionDx
Class 1

Biopsy ***results received:***

- Positive for melanoma
- Negative
- Indeterminate

If biopsy results show *uncertain malignant* potential physician orders DecisionDx DiffDx-Melanoma





Melanoma Diagnosis confirmed; physician can initiate management plan with DecisionDx MELANOMA

33

CASTLE BIOSCIENCES

THE CLINICAL ISSUE: UNCERTAINTY CREATES AN OVER- OR UNDER-TREATMENT DILEMMA



Clinically evaluated suspicious pigmented lesions
~2 million melanocytic skin biopsies
Histopathologic evaluation
Primary treatment
Staging, surveillance, and follow-up options
Definitive melanoma diagnoses (invasive or *in situ)*
Wide Local Excision
SLNB
Imaging
Increased Follow-up
Uncertain malignant potential
?
Definitive benign diagnoses
No additional treatment
Routine follow-up

34

DECISIONDX DIFFDX-MELANOMA IS DESIGNED FOR USE FOLLOWING IMMUNOHISTOCHEMISTRY (IHC) AND/OR LOCAL CONSENSUS

Uncertain malignant potential

IHC stains/recuts or local consensus conference/colleagues

Uncertain malignant potential

Benign

Malignant

DecisionDx DiffDx-Melanoma

Additional ancillary testing

35

WORKFLOW FOR DECISIONDX DIFFDX-MELANOMA:

PROCESS IDENTICAL TO DECISIONDX-MELANOMA

Diagnostically challenging pigmented (melanocytic) lesion

DecisionDx DiffDx-Melanoma

Dermatopathologist
OR
Dermatology clinician orders

FFPE tissue

RNA isolation

cDNA generation and amplification

RT

- Open array card ***32 discriminant*** gene targets and ***3 control*** genes



qPCR

Analysis of GEP with a proprietary AI algorithm to determine risk

Benign
Suggestive of benign neoplasm

Intermediate-Risk
Cannot exclude malignancy

Malignant
Suggestive of melanoma

36

DECISIONDX DIFFDX-MELANOMA: DESIGNED AND VALIDATED TO IMPROVE DIAGNOSTIC RESOLUTION FOR THE BENEFIT OF PATIENT CARE

	All ages N=503		Age > 65 years N=178	
	DecisionDx DiffDx-Melanoma	95% CI	DecisionDx DiffDx-Melanoma	95% CI
Sensitivity	99.1%	97.9-100	99.2%	97.6-100
Specificity	94.3%	91.5-97.1	100%	100-100
PPV	93.6%	90.5-96.7	100%	100-100
NPV	99.2%	98.1-100	98.1%	94.3-100
Intermediate-risk result	3.6%		3.4%	
Technical success rate	*96%*			

Samples that fall in intermediate-risk zone were excluded from the calculation.

PPV – positive predictive value; NPV – negative predictive value; CI – confidence interval.

Estrada et al. (2020) *SKIN J Cutan Med*

37

CASTLE BIOSCIENCES

IMPROVING DIAGNOSTIC RESOLUTION FOR THE BENEFIT OF PATIENT CARE

DecisionDx
DiffDx-Melanoma

A definitive result from DecisionDx-DiffDx-Melanoma in ***≥96% of lesions*** submitted for testing

Includes ***multiple subtypes*** of lesions with uncertain malignant potential

Technical ***success*** rate of ***96%***

5-7 day turn around time/ similar to other ancillary tests

After melanoma diagnosis, clinicians can order DecisionDx-Melanoma; ***uses same tissue block***

Interpreted in the context of other clinical, laboratory and histopathologic information, DecisionDx DiffDx-Melanoma is designed to ***add diagnostic clarity*** and ***confidence*** for dermatopathologists, while ***helping dermatologists*** better ***understand the clinical implications*** for more informed patient care

38

Estrada et al. (2020) *J Cut Med SKIN*

CASTLE BIOSCIENCES

The Standard of Care for Evaluating Metastatic Risk in Uveal Melanoma

DecisionDx-UM : STANDARD OF CARE

Strong Evidence Base

- 17 peer-reviewed publications, ***2,000+ patients***

Widespread adoption

- ***85-90%+*** of U.S. ocular oncology institutions order
- ***1,395 reports*** issued in 2020

Broad Coverage

- ***156+ million*** total lives covered
- Medicare LCD ***covers patients*** with a confirmed diagnosis and no evidence of metastatic disease
- "Existing ADLT" ***status effective*** May 2019
- 2021 Medicare rate of ~$7700

AJCC and NCCN Guideline Inclusion

Uveal Melanoma – A Rare Eye Cancer

~2,000 patients diagnosed in the U.S. annually

~97% of patients – no evidence of metastatic disease at the time of diagnosis

~30% will develop metastases within 3 years

DecisionDx-UM

(Uveal Melanoma)

15-Gene Expression Profile (GEP) Test

Low-risk: **~67%**
Low Intensity Management

High-risk: **~33%**
High Intensity Management

40

MARKET AND FINANCIAL OVERVIEW

ESTIMATED ~$5.5B U.S. TOTAL ADDRESSABLE MARKET[1]

In market and pipeline tests, leveraging established dermatologic sales channels

Indication/ Test outcome	Trade Name	Reimbursement Status	Peer-Reviewed Publications	Primary Customers	Initial Launch Targets	Initial addressable market, patients[2]	Estimated U.S. TAM
Cutaneous melanoma/ Risk of metastasis	DecisionDx MELANOMA	MCR, MCRA Commercial – in process	30	Derms (including Mohs), Surgeons	—	***~130k patients*** classified as Stage I, II or III	~$540M
Cutaneous squamous cell carcinoma/ Risk of metastasis	DecisionDx-SCC	Expected draft LCD in 2021	4	Derms (including Mohs)	~4,365 current customers[3]	***~200k*** w/ high-risk features	~$820M
Suspicious pigmented lesions/ Melanoma status	DecisionDx DiffDx-Melanoma	Expected draft LCD in 2021	2	Dermpaths, Derms	~1,740 current dermpath customers[4]	***~300k patients*** w/indeterminant biopsy	~$600M
Pipeline Tests (including psoriasis/AD)	Target launches anticipated by the end of 2025	N/A	N/A	Expected to utilize existing dermatologic sales channels	To be announced	To be announced	~$3.6B

[1]U.S. TAM = Total addressable market based on estimated patient population assuming average reimbursement rate among all payors.
[2] Annual U.S. incidence for Stage I, II o r III melanoma estimated at 130,000; Annual U.S. incidence for squamous cell carcinoma estimated at 1,000,000 with addressable market limited to carcinomas with one or more high risk features; Annual U.S. incidence for suspicious pigmented lesion biopsies estimated at 2,000,000 with addressable market limited to the 15% with an indeterminant biopsy.
[3]Clinicians who ordered DecisionDx-Melanoma in last twelve months (as of 3/31/2020)
[4]Pathologists who provided clinical specimens for DecisionDx-Melanoma in last twelve months (as of 3/31/2020)
-MCR = Medicare. MCRA = Medicare Advantage; current customer estimates based on last twelve months.

42

CASTLE BIOSCIENCES

RECENT ACHIEVEMENTS AND EXPECTED FUTURE MILESTONES

2021 MILESTONES ON TRACK

2018

- ✓ **Dec 2018:** Initial LCD effective for DecisionDx-Melanoma

2019

- ✓ **Feb 2019:** Expanded outside sales territories to 23
- ✓ **July 2019:** IPO
- ✓ **Aug 2019:** Expanded draft LCD for DecisionDx-Melanoma posted
- ✓ **Dec 2019:** Expanded outside sales territories to 32

2020

- ✓ **Sept 2020:** Launch of DecisionDx-SCC
- ✓ **3Q2020:** Commercial team expansion
- ✓ **4Q2020:** Launch of DecisionDx DiffDx-Melanoma
- ✓ **Oct 2020:** LCD expansion finalized for DecisionDx-Melanoma, effective date 12/6/20
- ✓ **2H2020:** Initiation of work on additional dermatology pipeline products

2021

- ✓ **1H2021:** Planned commercial team expansion to ~60
- ✓ **2021:** Signed definitive agreement to acquire myPath® Melanoma
- ✓ **2021:** Planned announcement of pipeline indications
- **2021:** Potential draft LCD for DecisionDx-SCC and DecisionDx DiffDx-Melanoma
- **2021+:** Continued development of dermatologic pipeline products; potential launches in 2025
- **2021+:** Continued evidence development for all commercialized products

2022

- **2022:** Potential effective LCD for DecisionDx-SCC and DecisionDx DiffDx-Melanoma

✓ = Achieved

43

CASTLE BIOSCIENCES

FACTORS DRIVING NEAR-AND LONG-TERM GROWTH

REVENUE

Test Report Volume
- Commercial sales team expansion in 1H21 to ~60-65

Reimbursement
- Strong ASP growth
- DecisionDx-Melanoma $7,193 PAMA rate through 2021
- DecisionDx-UM $7,776 PAMA rate through 2021

PROFITABILITY

Gross Margins
- 87% in Q1 2021
- Continued margin expansion of existing products (increasing ASPs and efficiencies of scale) could be offset by uptake of pipeline products ahead of reimbursement

PIPELINE

New Product Development
- Launched two skin cancer tests in 2020 with estimated $1.4B+ U.S. TAM
- Leverage of our existing skin cancer sales channels to support new products
- Initiated new pipeline products in dermatologic diseases with high unmet need; potential to launch 3-5 new tests by the end of 2025

44

CONTINUED REVENUE GROWTH, DRIVEN BY TEST REPORT AND ASP GROWTH*



Revenue
$8.7m
$17.4m
$22.8m
1Q2019
1Q2020
1Q2021

45

*1Q2021 ASP growth over 2020 and 2019

CASTLE BIOSCIENCES

COMMITMENT TO DIVERSITY

ETHNICITY/RACE


All Employees
5%
1.5%
9.5
4.9%
79.1%
Asian
Black or African American
Hispanic or Latino
Other (not Hispanic or Latino)
White
Executives
4.55%
4.55%
4.55%
86.36%
American Indian or Alaska Native
Two or more races (not Hispanic or Latino)
White
Hispanic or Latino

GENDER


37.3%
62.7%
Female
Male
31.8%
68.2%
Female
Male

46

Data as of 12/31/20, Executive= Executive Director or Regional Business Director level and above

CASTLE BIOSCIENCES

TRANSFORMING THE MANAGEMENT OF SKIN CANCER AND OTHER DERMATOLOGIC DISEASES WITH HIGH UNMET CLINICAL NEED EXPANSIVE BODY OF EVIDENCE SUITE OF SKIN CANCER PROGNOSTIC AND DIAGNOSTIC TESTS STRONG FINANCIAL POSITION ROBUST PIPELINE L E A D I N G D E R M ATO LO G I C D I A G N O S T I C S C O M PA N Y 47 CULTURE OF INNOVATION

THANK YOU

USE OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

- In this presentation, we use the metrics of Adjusted Revenue, Adjusted Gross Margin and Adjusted Operating Cash Flow, which are non-GAAP financial measures and are not calculated in accordance with generally accepted accounting principles in the United States (GAAP). Adjusted Revenue and Adjusted Gross Margin reflect adjustments to net revenues to exclude changes in variable consideration related to test reports delivered in previous periods. Adjusted Operating Cash Flow excludes the effects of cash activity associated with COVID-19 government relief payments to healthcare providers.

- We use Adjusted Revenue, Adjusted Gross Margin and Adjusted Operating Cash Flow internally because we believe these metrics provide useful supplemental information in assessing our revenue and cash flow performance, respectively. We believe Adjusted Revenue and Adjusted Gross Margin are also useful to investors because they provide additional information on current-period performance by removing the effects of revenue adjustments related to tests delivered in previous periods, which we believe may facilitate revenue and gross margin comparisons to historical periods. We believe Adjusted Operating Cash Flow is also useful to investors as a supplement to GAAP measures in the assessment of our cash flow performance by removing the effects of COVID-19 government relief payments, which we believe are not indicative of our ongoing operations. However, these non-GAAP financial measures may be different from non-GAAP financial measures used by other companies, even when the same or similarly titled terms are used to identify such measures, limiting their usefulness for comparative purposes. These non-GAAP financial measures are not meant to be substitutes for net revenues or net cash (used in) provided by operating activities reported in accordance with GAAP and should be considered in conjunction with our financial information presented on GAAP basis. Accordingly, investors should not place undue reliance on non-GAAP financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are presented in the next slide.

49

CASTLE BIOSCIENCES

R E C O N C I L I AT I O N O F N O N - G A A P F I N A N C I A L M E A S U R ES ( U N A U D I T E D ) Reconciliation of Non-GAAP Financial Measures (UNAUDITED) The table below presents the reconciliation of adjusted revenue and adjusted gross margin, which are non-GAAP measures. See "Use of Non-GAAP Financial Measures (UNAUDITED)" above for further information regarding the Company's use of non-GAAP financial measures. 50

R E C O N C I L I AT I O N O F N O N - G A A P F I N A N C I A L M E A S U R ES ( U N A U D I T E D ) The table below presents the reconciliation of adjusted operating cash flow, which is a non-GAAP measure. See "Use of Non-GAAP Financial Measures (UNAUDITED)" above for further information regarding the Company's use of non- GAAP financial measures 51

APPENDIX

LEADERSHIP TEAM OVERVIEW

MANAGEMENT TEAM

Derek Maetzold
Founder, Director, President and CEO

Frank Stokes
Chief Financial Officer

Bernhard Spiess
Chief Business Officer

Toby Juvenal
Chief Commercial Officer

Stuart Pharmaceuticals

Kristen Oelschlager, RN, CHC
Chief Operating Officer

Robert Cook, PhD
Senior Vice President, Research & Development

Matthew Goldberg, MD
Medical Director

BOARD OF DIRECTORS

- Dan Bradbury
- Derek Maetzold
- Mara Aspinall
- Brad Cole
- Tiffany Olson
- Miles D. Harrison
- David Kabakoff

53